UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2021

QUIDEL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-10961	94-2573850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 552-1100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On December 22, 2021, Quidel Corporation (the “Company” or “Quidel”) entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among the Company, Ortho Clinical Diagnostics Holdings plc (“Ortho”), Coronado Topco, Inc. (“Topco”), Orca Holdco, Inc. (“U.S. Holdco Sub”) and Laguna Merger Sub, Inc. (“U.S. Merger Sub”), each wholly owned subsidiaries of Topco, and Orca Holdco 2, Inc., a wholly owned subsidiary of U.S. Holdco Sub, which provides for the acquisition of Ortho by Quidel. Pursuant to the Business Combination Agreement, the “Combinations” are expected to be implemented by way of (i) a scheme of arrangement to be undertaken by Ortho under Part 26 of the UK Companies Act 2006 (the “Ortho Scheme”), pursuant to which each issued and outstanding share of Ortho (the “Ortho Shares”) will be acquired by a nominee of Topco, such that Ortho will become a wholly owned direct subsidiary of such nominee on behalf of Topco, and (ii) a merger (the “Quidel Merger”) of Quidel with and into U.S. Merger Sub immediately following consummation of the Ortho Scheme, with Quidel surviving the merger as a wholly owned subsidiary of Topco. At the effective time of the Ortho Scheme, each Ortho Share, other than Ortho Shares held by Ortho in treasury, will be acquired by a nominee on behalf of Topco in exchange for 0.1055 shares of common stock of Topco (“Topco Shares”) and $7.14 in cash. At the effective time of the Quidel Merger, each share of common stock of Quidel (each, a “Quidel Share”), other than Quidel Shares held by Quidel, Ortho or U.S. Merger Sub, will be converted into the right to receive one Topco Share. Topco will apply to list the Topco Shares to be issued in the Combinations on the Nasdaq Global Select Market (“Nasdaq”) stock exchange.

The closing of the Combinations is subject to certain conditions, including (i) receipt of Quidel stockholder and Ortho shareholder approvals, (ii) clearance from certain competition and foreign investment authorities in the areas where the companies operate, including the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law or order prohibiting the Combinations, (iv) effectiveness of a registration statement for the Topco Shares to be issued in the Combinations, (v) Nasdaq listing approval for Topco Shares and (vi) delivery of the order of High Court of England and Wales sanctioning the Ortho Scheme to the Registrar of Companies in the United Kingdom.

The Business Combination Agreement contains customary representations and warranties of the parties. In addition, the Business Combination Agreement contains certain customary covenants regarding the operation of the Company’s and Ortho’s respective businesses during the period prior to the closing of the Combinations, including, among others, limitations on their respective ability to (i) issue or grant shares of capital stock or other equity interests, (ii) acquire shares of their capital stock or other equity interests, (iii) lease, license or otherwise dispose of assets, and (iv) incur new indebtedness, in each case subject to certain exceptions contained in the Business Combination Agreement. The Business Combination Agreement also includes customary covenants that restrict each party’s ability to solicit, or enter into negotiations with respect to, competing proposals, in each case subject to certain exceptions contained in the Business Combination Agreement.

The Company or Ortho may each terminate the Business Combination Agreement under certain circumstances, including, among others, where the other party breaches its representations, warranties or covenants contained in the Business Combination Agreement (subject to customary materiality thresholds and cure periods). In connection with the termination of the Business Combination Agreement under specified circumstances, the Company or Ortho may be required to pay the other party a termination fee of $207,839,918.46, in the case of payment by the Company, or $46,880,426.11, in the case of payment by Ortho, or may be required to reimburse the other party for its out-of-pocket expenses incurred in connection with the Business Combination Agreement. Each party’s board of directors may change its recommendation with respect to the proposed transaction (subject to the other party’s right to terminate the Business Combination Agreement following such change in recommendation) in response to a superior proposal or an intervening event if its board of directors determines that the failure to do so would be inconsistent with its fiduciary duties under applicable law, in each case after satisfying requirements to notify and negotiate with the other party prior to making such change in recommendation.

Following the closing, the Topco board of directors will initially be comprised of 12 directors, consisting of eight individuals designated by the Company prior to closing, of which at least four of whom will qualify as an “independent director” under the applicable rules of Nasdaq, and four individuals designated by Ortho prior to closing, of which at least two of whom will qualify as an “independent director” under the applicable rules of Nasdaq. Upon closing, (i) Doug Bryant will serve as Chairman and Chief Executive Officer of Topco, (ii) Robert Bujarski will serve as President and Chief Operating Officer of Topco, and (iii) each of the committees of the Topco board of directors will consist of one director designated by Ortho (who is reasonably acceptable to the Topco board of directors) and not less than two additional directors designated by Laguna. The Company and Ortho have agreed that, prior to closing, the name of Topco will be changed to Quidel Holdings Co. until a new brand name is announced.

The foregoing description of the Business Combination Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Business Combination Agreement, a copy of which is attached as Exhibit 2.1 hereto and is hereby incorporated by reference herein.

The Business Combination Agreement included as Exhibit 2.1 hereto has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information with respect to the Company, Topco or Ortho. There are representations and warranties contained in the Business Combination Agreement that were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Business Combination Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. Investors should read the Business Combination Agreement with the other information concerning the Company that it publicly files in reports and statements with the United States Securities and Exchange Commission (the “Commission”).

Stockholders Agreement

In connection with the Combinations, Topco, the Company, Ortho and Carlyle Partners VI Cayman Holdings, L.P. (“Carlyle”) entered into a Principal Stockholders Agreement (the “Stockholders Agreement”) setting forth certain rights of Carlyle in respect of Topco following the consummation of the Combinations. The Stockholders Agreement provides Carlyle with, among other rights, demand and “piggyback” registration rights in respect of its shares in Topco and rights to nominate a number of individuals for election to the Topco board of directors. Carlyle will be entitled to nominate two individuals to the Topco board of directors for so long as it and its affiliated entity-level stockholders beneficially own at least 12% of the outstanding Topco Shares, one individual for so long as such persons beneficially own at least 5% but less than 12% of the outstanding Topco Shares and zero individuals if such persons beneficially own less than 5% of the outstanding Topco Shares, subject to certain conditions regarding such nominees. The Stockholders Agreement will terminate upon the earlier of (i) termination of the Business Combination Agreement prior to the consummation of the Combinations, (ii) election to terminate the Stockholders Agreement by Carlyle and (iii) such date as Carlyle and its affiliates and permitted transferees cease to hold any Topco Shares.

Item 7.01	Regulation FD Disclosure.

On December 23, 2021, the Company and Ortho issued a press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Business Combination Agreement, dated as of December 22, 2021, by and among Quidel Corporation, Ortho Clinical Diagnostics Holdings plc, Coronado Topco, Inc., Laguna Merger Sub, Inc., Orca Holdco, Inc. and Orca Holdco 2, Inc.+

10.1	Principal Stockholders Agreement, dated as of December 22, 2021, by and among Coronado Topco, Inc., Quidel Corporation, Ortho Clinical Diagnostics Holdings plc and the Initial Carlyle Stockholder (as defined therein).

99.1	Press Release, dated December 23, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

+

The schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish copies of any such schedules or similar attachments to the Commission upon request. In addition, certain provisions of this exhibit have been redacted because the Company customarily treats the redacted information as private or confidential and the omitted information is not material. The Company agrees to promptly provide to the Commission on a supplemental basis an unredacted copy of the exhibit.

No Offer or Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Where You Can Find Additional Information

In connection with the proposed business combination transaction among Quidel Corporation (the “Company”), Ortho Clinical Diagnostics Holdings plc (“Ortho”) and Coronado Topco, Inc. (“Topco”), Topco will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that will contain a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction. YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ORTHO AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus will be mailed to the Company’s stockholders and Ortho’s shareholders when available. You will also be able to obtain the joint proxy statement/prospectus (when it becomes available) and the other documents filed with the Commission free of charge at the Commission’s website, www.sec.gov. In addition, you may obtain free copies of the joint proxy statement/prospectus (when it becomes available) and the other documents filed by the Company and Ortho with the Commission by requesting them in writing from Quidel Corporation, 9975 Summers Ridge Road, San Diego, CA 92121, Attention: Investor Relations, or by telephone at 858-646-8023, or from Ortho Clinical Diagnostics Holdings plc, 1001 Route 202, Raritan, New Jersey 08869, Attention: Investor Relations, or by directing a written request to SVC Ortho-SVC@SARDVERB.com.

The Company and Ortho and their respective directors and executive officers may be deemed under the rules of the Commission to be participants in the solicitation of proxies. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A filed with the Commission on April 15, 2021. Information about Ortho’s directors and executive officers and their ownership of Ortho’s ordinary shares is set forth in Ortho’s Annual Report on Form 10-K filed with the Commission on March 19, 2021. These documents may be obtained free of charge from the sources indicated above. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials when they are filed with the Commission.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, the benefits of the business combination transaction involving the Company, Ortho and Topco, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s and Ortho’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: failure to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of the Company and Ortho generally. Additional risks and factors are identified under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 19, 2021 and subsequent reports filed with the Commission, and will be identified under “Risk Factors” in the joint proxy statement/prospectus when it is filed with the Commission.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. Neither the Company or Ortho undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise, except as required by law.

The City Code on Takeovers and Mergers

The City Code on Takeovers and Mergers does not apply to the proposed business combination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2021

QUIDEL CORPORATION

By:	/s/ Randall J. Steward
Name:	Randall J. Steward
Its:	Chief Financial Officer